UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 15, 2017

AMPIO PHARMACEUTICALS, INC.

(Exact name of registrant as specified in Charter)

Delaware	001-35182	26-0179592
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

373 Inverness Parkway, Suite 200

Englewood, Colorado 80112

(Address of principal executive offices, including zip code)

(720) 437-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry into a Material Definitive Agreement

On October 15, 2017, Ampio Pharmaceuticals, a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”), with certain investors named therein. Pursuant to the terms of the Purchase Agreement, the Company has agreed to sell approximately $6.75 million shares its common stock, $0.0001 par value per share (the “Common Stock”) at a price per share of $0.875 (the “Offering”). The net proceeds to the Company from the Offering are expected to be approximately $6.0 million, including estimated Offering expenses payable by the Company. The Offering is expected to close on or about October 18, 2017, subject to customary closing conditions.

The Shares are being offered and sold pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-217094). The shelf registration statement was declared effective by the Securities and Exchange Commission on April 20, 2017. Joseph Gunnar & Co., LLC, member FINRA/SIPC and Fordham Financial Management, Inc. member FINRA/SIPC, are acting as placement agents for the Offering.

A copy of the legal opinion of Goodwin Procter LLP, relating to the validity of the shares issued in the Offering, is filed as Exhibit 5.1 to this Current Report on Form 8-K and is filed with reference to, and is hereby incorporated by reference into, the registration statement.

The foregoing summaries of the terms of the Purchase Agreement and the Offering are subject to, and qualified in their entirety by, such documents attached herewith as Exhibit 10.1 to this Current Report on Form 8-K and are incorporated by reference herein.

Forward-Looking Statements

Statements in this report that are not strictly historical in nature constitute “forward-looking statements.” Such statements include, but are not limited to, the Company’s issuance of securities and the amount of proceeds from the Offering and the closing of the Offering. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause actual results to be materially different from any results expressed or implied by such forward-looking statements. Risk factors that may cause actual results to differ are discussed in the Company’s SEC filings, including its annual report on Form 10-K for the year ended December 31, 2016. All forward-looking statements are qualified in their entirety by this cautionary statement. The Company is providing this information as of this date and does not undertake any obligation to update any forward-looking statements contained in this report as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

5.1	Opinion of Goodwin Procter LLP

10.1	Securities Purchase Agreement, dated as of October 15, 2017, by and among Ampio Pharmaceuticals, Inc. and the investors named therein

23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1)

99.1	Press Release of Ampio Pharmaceuticals, Inc. issued October 16, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPIO PHARMACEUTICALS, INC.

By:	/s/ Thomas E. Chilcott, III
Thomas E. Chilcott, III
Chief Financial Officer

Dated: October 16, 2017

EXHIBIT INDEX

Exhibit Number	Description

5.1	Opinion of Goodwin Procter LLP

10.1	Securities Purchase Agreement, dated as of October 15, 2017, by and among Ampio Pharmaceuticals, Inc. and the investors named therein

23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1)

99.1	Press Release of Ampio Pharmaceuticals, Inc. issued October 16, 2017